UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):
                        November 5, 2004
                        ----------------

                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                   1-5807            75-0256410
(State or other Jurisdiction  (Commission   (I. R. S. Employer
  of incorporation)           File Number)  Identification No.)



   2441 Presidential Parkway, Midlothian, Texas      76065
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     (Address of principal executive offices)      (Zip Code)



                         (972) 775-9801
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      (Registrant's telephone number, including area code)

                            No Change
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  (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General
Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events
          ------------
      On  November 5, 2004, Ennis, Inc. (the "Company") issued  a press  release  announcing results of Special Shareholders'
      Meeting.   A copy of the press release is filed as  Exhibit
      99 hereto and is incorporated herein by reference.



Item 9.01 Financial Statements and Exhibits
          ---------------------------------

      (c) Exhibits

          99.1 Press  Release,  dated November 5, 2004,  entitled
               "Ennis,   Inc.   Announces  Results   of   Special
               Shareholders' Meeting".


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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ENNIS, INC.


Date:  November 8, 2004       /s/ Harve Cathey
                              --------------------------------
                              Harve Cathey,
                              Vice President - Finance and CFO,
                              Secretary, Principal Financial and
                              Accounting Officer
                              Ennis, Inc.

                          EXHIBIT INDEX



           Exhibit                      Exhibit
           Number
       Exhibit 99.1 Press Release, dated November 5, 2004, entitled "Ennis, Inc. Announces Results of Special Shareholders' Meeting".


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